                                                                    EXHIBIT (17)

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|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                          AMERICAN CENTURY SELECT FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Select Fund (the "Fund"), a series of American Century Mutual Funds,
Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David
H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City, Missouri 64111, at 11:00
a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of
     the Advisor Class shares of the American
     Century Select Fund, a series of American
     Century Mutual Funds, Inc.; whereby effective
     August 31, 2007, or on such other date as
     American Century may decide, all of the
     Advisor Class shares will be reclassified as
     A Class shares of the American Century Select
     Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                          AMERICAN CENTURY GROWTH FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Growth Fund (the "Fund"), a series of American Century Mutual Funds,
Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David
H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City, Missouri 64111, at 11:00
a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of
     the C Class shares of the American
     Century Growth Fund, a series of
     American Century Mutual Funds, Inc.,
     whereby effective November 30, 2007,
     or on such other date as American
     Century may decide, all of the C
     Class shares will be reclassified as
     Advisor Class shares of the
     American Century Growth Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                           AMERICAN CENTURY VISTA FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Vista Fund (the "Fund"), a series of American Century Mutual Funds, Inc.
(the "Corporation"), hereby appoints each of Charles A. Etherington, David H.
Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City, Missouri 64111, at 11:00
a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of
     the C Class shares of the American
     Century Vista Fund, a series of
     American Century Mutual Funds, Inc.,
     whereby effective November 30, 2007,
     or on such other date as American
     Century may decide, all of the C
     Class shares will be reclassified as
     Advisor Class shares of the
     American Century Vista Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                         AMERICAN CENTURY BALANCED FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Balanced Fund (the "Fund"), a series of American Century Mutual Funds,
Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David
H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City, Missouri 64111, at 11:00
a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of
     the Advisor Class shares of American
     Century Balanced Fund, a series of
     American Century Mutual Funds, Inc.,
     whereby effective November 30, 2007,
     or on such other date as American
     Century may decide, all of the
     Advisor Class shares will be
     reclassified as Investor Class
     shares of the American Century
     Balanced Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.